U.S. SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549

                           SCHEDULE 14C

      Information Statement Pursuant to Section 14(c) of the
        Securities Exchange Act of 1934 (Amendment No. __)

Check the appropriate box:

     [X]  Preliminary Information Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
     [ ]  Definitive Information Statement

                  ICEBERG CORPORATION OF AMERICA
    ---------------------------------------------------------
         (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1. Title of each class of securities to which transaction applies: N/A

     2. Aggregate number of securities to which transaction applies: N/A

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     4.   Proposed maximum aggregate value of transaction:

                Cash received:                    $      0
                Value of securities received             0
                                                 ----------
                                                  $      0
                                                 ==========
     5.   Total fee paid: $___

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid: N/A

     2.   Form, Schedule or Registration Statement No.: N/A

     3.   Filing Party: N/A

     4.   Dated Filed: N/A

Preliminary Copy


                 ICEBERG CORPORATION OF AMERICA
                   16 Forest Road, Suite 200
                         P.O. Box 8251
                    St. John's, NF  A1B 3N4
                         (709) 739-5731

                                                  January 3, 2001


Dear Shareholders:

     On behalf of the Board of Directors and management of Iceberg Corporation of America,(the "Company"), I cordially invite you to attend the Annual Meeting of Shareholders to be held on Monday, February 5, 2001, at 11:30 a.m., at 11300 W. Olympic Boulevard, Suite 800, Los Angeles, California 90064.

     The matters to be acted upon at the meeting are fully described in the attached Notice of Annual Meeting of Shareholders and Information Statement. In addition, certain of our directors and executive officers will be present to respond to any questions that you may have. Accompanying the attached Information Statement is our most recent Annual Report. This report describes our financial and operational activities.

     If you attend the Annual Meeting, and I hope you will, you may vote your shares in person.

     We look forward to greeting our shareholders at the meeting.


                              Sincerely,


                              Paul Benson
                              Chief Executive Officer, President,
                              and Chairman of the Board

                 ICEBERG CORPORATION OF AMERICA
                   16 Forest Road, Suite 200
                         P.O. Box 8251
                    St. John's, NF  A1B 3N4
                         (709) 739-5731

                         --------------
             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                  TO BE HELD ON FEBRUARY 5, 2001
                          --------------

TO THE SHAREHOLDERS OF
ICEBERG CORPORATION OF AMERICA:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Iceberg Corporation of America, a Nevada corporation (the "Company"), will be held at 11300 W. Olympic Boulevard, Suite 800, Los Angeles, California 90064 on Monday, February 5, 2001, at 11:30 a.m., for the following purposes:

1. To elect directors of the Company to hold office until the next Annual Meeting or until their respective successors are duly elected and qualified;

2. To ratify the appointment of Deloitte & Touche LLP as our independent accountants for the fiscal year ending June 30, 2001;

3. To approve our Stock Option Plan and to consider and act upon a proposal to increase the number of shares of common stock authorized for issuance under our Stock Option Plan;

4. To amend our Articles of Incorporation to increase our authorized share capital to 100,000,000 common shares;

5.   To adopt new By-Laws of the Company;

6.   To approve a private placement; and

7. To transact such other business as may properly come before the meeting or any adjournments thereof.


     The Board of Directors has fixed the close of business on December 29, 2000 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. The list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder at our offices at 16 Forest Road, Suite 200, St. John's, NF A1B 3N4 for ten (10) days prior to the Meeting.

     Management and the Board of Directors cordially invite you to attend the Annual Meeting.


                              By Order of the Board of Directors,



                              Paul Benson,
                              Chairman
-----------------
December 18, 2000


                 ICEBERG CORPORATION OF AMERICA

  INFORMATION STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
                  TO BE HELD FEBRUARY 5, 2001

                       TABLE OF CONTENTS


                                                            Page
                                                            ----


INFORMATION STATEMENT...........................................

INFORMATION CONCERNING VOTE.....................................
        Voting Rights and Outstanding Shares....................
        Action Taken by Written Consent of a Majority of
         Stockholders...........................................

ELECTION OF THE BOARD OF DIRECTORS..............................
        Director Nominees.......................................
        Committees of the Board of Directors and Meeting
         Attendees..............................................
        Executive Officers......................................

EXECUTIVE COMPENSATION AND OTHER INFORMATION....................
        Summary Compensation Table..............................
        Directors' Compensation.................................
        Employment Contracts and Termination of Employment and
         Change In Control Arrangements.........................

COMPENSATION COMMITTEE REPORT ON EXECUTIVE
COMPENSATION...................................................

APPOINTMENT OF INDEPENDENT ACCOUNTANTS.........................

APPROVAL AND AMENDMENT OF THE INCENTIVE AND
 NON-QUALIFIED STOCK OPTION PLAN...............................

INCREASE OF THE AUTHORIZED SHARE CAPITAL.......................

ADOPTION OF NEW BY-LAWS........................................

PRIVATE PLACEMENT..............................................

OTHER MATTERS ARISING AT THE ANNUAL MEETING....................

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
 AND MANAGEMENT................................................

INTERESTED PARTY TRANSACTIONS..................................

SHAREHOLDER PROPOSALS..........................................

SECTION 16(a) REPORTING DELINQUENCIES..........................

ANNUAL REPORT ON FORM 10-KSB...................................

WHERE YOU CAN FIND MORE INFORMATION............................

INFORMATION INCORPORATED BY REFERENCE..........................

APPENDICES.....................................................

                 ICEBERG CORPORATION OF AMERICA
                   16 Forest Road, Suite 200
                         P.O. Box 8251
                    St. John's, NF  A1B 3N4
                         (709) 739-5731


                         --------------

                     INFORMATION STATEMENT

                         --------------

               For Annual Meeting of Shareholders
                 to be Held on February 5, 2001

                         --------------


     This Information Statement is furnished by the Board of Directors of Iceberg Corporation of America (the "Company") in connection with the Annual Meeting of Shareholders to be held on February 5, 2001, and in connection with the previous approval of the corporate actions referred to herein by the written consent of a majority of stockholders (the "Written Consent") of the Company. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained, and this Information Statement is furnished solely for the purpose of informing stockholders, in the manner required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of these corporate actions before they take effect.

     The record date for determining stockholders entitled to receive this Information Statement has been established as the close of business on December 29, 2000 (the "Record Date"). Materials relating to the Annual Meeting will be mailed on or about January __, 2001 to shareholders of record at the close of business on the Record Date. Only shareholders on the Record Date are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. As of the Record Date, there were outstanding 10,798,940 shares of the Company's Common Stock. Shareholders are entitled to one vote for each share of Common Stock held of record on each matter of business to be considered at the Annual Meeting.


-----------------------------------------------------------------
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS INFORMATION STATEMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE REVERSE SPLIT OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.
-----------------------------------------------------------------


                   INFORMATION CONCERNING VOTE


Voting Rights and Outstanding Shares

     In accordance with Nevada corporate law and the Company's Articles of Incorporation and By-Laws, whenever stockholders are required or permitted to take any action, such action may be taken without a meeting by means of a Written Consent setting forth the action so taken, signed by the holders of a majority of all outstanding shares entitled to vote thereon.

     On each matter entitled to be submitted to a vote or the subject of a consent of the stockholders, each stockholder is entitled to one vote in person or proxy for each share owned of record. We are not asking you for a proxy and you are not requested to send us a proxy or consent.

     Only shareholders of record at the close of business on December 29, 2000 are entitled to notice of and to vote at the Annual Meeting. As of the close of business on December 29, 2000, 6,514,423 shares of our common stock, par value $.0001 per share, were issued and outstanding. Each share of common stock entitles the record holder thereof to one (1) vote on all matters properly brought before the Annual Meeting. In addition, as of the close of business on December 29, 2000, 4,284,517 shares of our special common shares par value $.0001 per share were issued and outstanding. Each share of special common stock entitles the record holder thereof, through the trustee, to one (1) vote on all matters properly brought before the Annual Meeting. The Company's common stock and special common stock have equal voting rights and are thus referred to collectively herein as the Company's Common Stock.


Action Taken by Written Consent of a Majority of Stockholders

     On December 29, 2000, there were 10,798,940 issued and outstanding shares of the Company's Common Stock, $0.0001 par value. On such date, ten stockholders of the Company owning 6,090,684 shares of Common Stock, representing approximately 56.4% of the issued and outstanding shares of Common Stock, executed the Written Consent approving the resolutions set forth by the Company's Board of directors. The actions will become effective on January __, 2001, twenty days after this Information Statement is first mailed to the stockholders of the Company. This Information Statement will be mailed to stockholders of record as of December 29, 2000 (the "Record Date"). Attached to this Information Statement as Appendix A for your information is a copy of the Written Consent executed by these ten stockholders on December __, 2000.

     Set forth below is a table of the stockholders who have executed the Written Consents and, to the best of the Company's knowledge, the number of shares of Common Stock beneficially owned by such stockholders as of December 29, 2000.

                              No. of Shares of         Percentage
                              Common Stock             of Outstanding
Shareholder                   Beneficially Owned       Common Stock
---------------------------   ------------------       --------------
Paul Benson                        480,958 (1)              4.45
Ron Stamp                          670,860 (2)              6.21
Maurice Murphy                     669,140                  6.20
John Kleinert                    1,969,226                 18.24
Nichel Ltd.                        350,000                  3.24
Servicefina Inc.                   350,000                  3.24
Sharon International Limited       300,000                  2.78
Sustainable Capital                400,000                  3.70
Innovative Management              400,000                  3.70
Steve Nash                         500,500                  4.63

     Total                       6,090,684                  56.40%


-----------------
     (1) Does not include options to purchase 250,000 shares of common stock which have vested and are exercisable.

     (2) Does not include 4,194 shares owned by Mr. Ronald
     Stamp's wife, Beverly Anne Butters, which Mr. Stamp disclaims beneficial ownership of.

-----------------


                ELECTION OF THE BOARD OF DIRECTORS

     The Board of Directors has nominated three (3) persons to be elected as Directors at the Annual Meeting and to hold office until the next annual meeting or until their successors have been duly elected and qualified. Shares may not be voted cumulatively. Each of such nominees has consented to being nominated and to serve as a director of the Company if elected. If any nominee should become unavailable for election or unable to serve, the Board of Directors will designate a substitute nominee. At the present time, the Board of Directors knows of no reason why any nominee might be unavailable for election or unable to serve.

     The Board of Directors recommends a vote in favor of all the director nominees.

Director Nominees

     The following table sets forth certain information with respect to the nominees for directors:


Name                Director of the     Company Position
                    Company Since       and Offices held
-----------------------------------------------------------------

Paul Benson         June 1999           Chief Executive Officer,
                                        President and Chairman of
                                        the Board of Directors

John C. Kleinert    June 1999           Director


Lewis Stoyles       June 1999           Chief Financial Officer,
                                        Vice President



PAUL BENSON, age 45, President, C.E.O. and Director

     Mr. Benson has served in senior management positions with national and local multi-unit organizations. He founded Newfoundland's first independent retail gasoline operation and co-founded a Newfoundland-based advertising and marketing firm. Mr. Benson is a co-founder of the Company, and a founder of Newfoundland's first and largest bottled water operation, Enterprise Atlantic Limited, since amalgamated with the Company. Mr. Benson founded Enterprise Atlantic Limited in 1991, and was President of the company until its merger with Iceberg Industries Corporation in 1998. Mr. Benson is a graduate of Memorial University in St. John's and has served as an officer in the Canadian Navy.

LEWIS STOYLES, 51, FCA, CMC, Vice president, C.F.O. and Director

     Mr. Stoyles is a member of the Canadian Institute of Chartered Accountants and a fellow of the Newfoundland Institute of Chartered Accountants. In addition, Mr. Stoyles is a certified management consultant. He brings over 30 years experience in accounting, auditing and financial management to his position. Mr. Stoyles has worked for 20 years in various industries including manufacturing and distribution of food products, trucking and aviation transport operations. Prior to his position at Iceberg Industries, Mr. Stoyles was managing partner of the Coopers and Lybrand, St. John's office for 6 years. Mr. Stoyles is responsible for all financial affairs of the Company.

JOHN KLEINERT, 41, Director

     Mr. Kleinert has over 18 years experience in the financial industry. As a General Partner at Goldman Sachs & Co. in New York, Mr. Kleinert worked in the municipal bond department wherein he managed the firm's Risk Portfolio. Since 1995, Mr. Kleinert has been the Chief Financial Officer of a high technology firm specializing in thermal management. Mr. Kleinert received his Bachelor of Science degree in Chemical Engineering form Princeton University.

Committees of the Board of Directors and Meeting Attendees

     The Board of Directors held four (4) meetings during fiscal year 2000.

     The Compensation Committee is authorized to review and make recommendations to our Board of Directors on all matters regarding the remuneration of our executive officers, including the administration of our compensation plans, other than our Stock Option Plan. The current member of this committee is John
C. Kleinert. The Compensation Committee held one (1) meeting during fiscal year 2000.

     The Audit Committee is responsible for making recommendations to our Board of Directors as to the selection of our independent auditor, maintaining communication between our Board and the independent auditor, reviewing the annual audit report submitted by the independent auditor, and determining the nature and extent of issues, if any, presented by such audit warranting consideration by our Board. The current members of this committee are Mr. Kleinert and Mr. Stoyles. The Audit Committee held one (1) meeting during fiscal year 2000.

Executive Officers

     In addition to Mr. Benson, we have two additional executive officers:

RONALD STAMP, 46, Vice President, Marketing and Sales

     Mr. Stamp is a co-founder of the Company, and has overall responsibility for sales and marketing. From 1994 until his co-founding of the Company in 1996, Mr. Stamp was Managing Director at Canadian Iceberg Vodka Corporation. He has over 20 years of experience in sales, marketing and public relations in the food and beverage industry in Canada, the United States and the Caribbean.

MAURICE MURPHY, 49, P.Eng., Vice President, Operations

     Mr. Murphy is a registered professional engineer and possesses a Third Class Power Certificate of Competency, issued by the Government of Canada. Mr. Murphy has had over 20 years experience in the food and beverage industry in Newfoundland in senior management positions. These positions all involved responsibility for capital and operational budgets for these facilities, as well as overall responsibility for maintenance and engineering departments. Mr. Murphy assumes similar responsibilities in both plant and harvesting operations at Iceberg Industries Corporation. Prior to his employment with the Company, Mr. Murphy was President of M.J. Murphy and Associates, Ltd., a designer, supplier and installer of general mechanical and refrigeration systems. Mr. Murphy received his bachelor of Engineering degree from Memorial University in St. John's, Newfoundland.

                       EXECUTIVE COMPENSATION AND OTHER INFORMATION


Summary Compensation Table

     The following summarizes the aggregate compensation paid during fiscal year 2000 to our Executive Officers:

                                          Annual                      Long Term
                                       Compensation                  Compensation
                       --------------------------------------------  ------------
                                                                      Securities
Name and                                               Other Annual   Underlying
Principal Position     Year    Salary     Bonus        Compensation   Options
------------------     ----    ------     -----        ------------   ----------

Paul Benson,           2000    $51,106      --              -         300,000 (1)
President, Chief       1999    $63,102      --              --
Executive Officer      1998    $69,994      --              --
and Chairman of the
Board

Ron Stamp,             2000    $47,080      --              --        100,000 (1)
Vice President,        1999    $60,426      --              --
Sales and Marketing    1998    $55,146      --              --

Maurice Murphy,        2000    $29,517      --              --        100,000 (1)
Vice President,        1999    $45,037      --              --
Operations             1998    $25,263      --              --

Lewis Stoyles,         2000    $45,424      --              --        100,000 (1)
Vice President,        1999    $51,340      --              --
Finance                1998    $ 9,628      --              --



(1) Such figure is also reflected in the table below of options granted in the last fiscal year.



                            Options Granted in Last Fiscal Year
                            ----------------------------------

                                          Percent of
                        Number of         Total Options
                        Securities        Granted to      Exercise     Market Price
Name and                Underlying        Employees in    or Base      on Date of     Expiration
Principal Position      Options Granted   Fiscal Year     Price        Grant          Date
------------------      ----------------  -------------   --------     --------       ------------

Paul Benson,
President, Chief
Executive Officer and
Chairman of the Board    250,000           29.41%          $0.625      $156,250       31/12/99

Ronald Stamp,
Vice President,
Sales and Marketing      100,000           11.76%          $0.625       $62,500       31/12/99

Lewis Stoyles,
Vice President, Chief
Financial Officer        100,000           11.76%          $0.625       $62,500       31/12/99

Maurice Murphy
Vice President,
Operations               100,000           11.76%          $0.625       $62,500       31/12/99



Directors' Compensation

     No compensation is payable to directors of the Company in connection with attendance at board meetings, except as to such Directors who also serve as Officers of the Company in capacities other than Directors. At this time, no other compensation has been scheduled for any other member of the board of Directors or Officer of the Company.

     Further compensation of Officers will be determined by the Board of Directors based upon the financial condition and performance of the company, the financial requirements of the company, and upon individual performance of each Officer. The board of directors intends to ensure that salaries paid to the Company's Officers and employees are reasonable and prudent and are based upon both the financial condition and performance of the Company and upon the performance of individual Officers and employees.

                      COMPENSATION COMMITTEE
                 REPORT ON EXECUTIVE COMPENSATION

     It is the duty of the Compensation Committee to develop, administer and review our compensation plans, programs, and policies; to monitor the performance and compensation of executive officers; and to make appropriate recommendations and reports to the Board of Directors relating to executive compensation.

     Our compensation program is intended to motivate, retain and attract management, thus linking incentives to financial performance and creating enhanced shareholder value. The program's fundamental philosophy is to tie the amount of compensation "at risk" for an executive to his or her contribution to our success in achieving superior performance objectives.

     We currently anticipate that the compensation program will consist of two components: (1) a base salary, and (2) the potential for an annual cash and/or stock option bonus equal to a percentage of the executive's base salary, depending upon the satisfaction of certain general performance criteria established by the Compensation Committee for each position and evaluated at the end of each fiscal year. The criteria may relate to overall Company performance, the individual executive's performance, or a combination of the two, depending upon the particular position at issue. The second component constitutes the "at risk" portion of the compensation program.

                                  The Compensation Committee
                                  --------------------------

                                  John C. Kleinert


December 2000

              APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     It is proposed that the shareholders ratify the appointment of Deloitte & Touche ("Deloitte & Touche") as our independent accountants for fiscal year 2001. Deloite & Touche have served as our independent accountants since June, 1999.

     Representatives of Deloitte & Touche, who audited our fiscal year 2000 financial statements, are expected to be present at the Annual Meeting with the opportunity to make a statement, if they so desire, and they are expected to be available to respond to appropriate questions. Approval by the shareholders of the appointment of independent accountants is not required, but the Board deems it desirable to submit the matter to the shareholders for ratification. If the majority of shareholders should not approve the selection of Deloitte & Touche, the selection of independent accountants will be reconsidered by the Board of Directors.

     The Board of Directors recommends a vote in favor of ratification of the independent accountants.


         APPROVAL AND AMENDMENT OF THE STOCK OPTION PLAN

     Our Board of Directors, on November 4, 1999, approved, subject to shareholder approval, an Incentive and Non-Qualified
Stock Option Plan (the "Stock Option Plan") to make available
930,000 shares of common stock for issuance thereunder.

     Subsequent to that date and to keep our options available at 10% of the issued common stock, the Company intends to make available an additional 400,000 share options.

     The purpose of the Stock Option Plan is to encourage and enable key employees, including our officers and directors, consultants and advisors to us, and other persons or entities providing services to us to acquire a proprietary interest in us through the ownership of our common stock.

     The Board of Directors recommends a vote in favor of approving the stock option plan


       INCREASE THE COMPANY'S AUTHORIZED SHARE CAPITAL TO
                   100,000,000 COMMON SHARES

     It is difficult to raise funds on the capital markets with the financial results of the Company thusfar being below expectations. As a result, each new financing involves more shares at reduced prices and/or with share warrants attached. To allow for continued ongoing funding efforts, the Company plans to increase its authorized share capital.

     Our board of directors has approved a proposal to amend our Certificate of Incorporation to increase the authorized share capital of the Company from 25,000,000 common shares and 5,000,000 special common shares to 100,000,000 common shares and 5,000,000 special common shares. The complete text of the Certificate of Amendment for the increase in authorized shares is set forth in Appendix B to this Information Statement and is incorporated herein by reference. The proposed amendment would amend Article VI of our Certificate of Incorporation and is attached hereto as Appendix C.

     The authorized shares of common stock in excess of outstanding shares will be available for issuance at such times and for such general corporate purposes as our board of directors may deem advisable. Any such issuances may occur without further action by our stockholders, except as may be required by applicable law or by the rules of the National Association of Securities Dealers which regulates the trading of our common stock. Upon issuance, any such shares will have the same rights as the outstanding shares of common stock. Holders of our common stock have no preemptive rights. The issuance of additional shares of common stock may have a dilutive effect on earnings per share and on such stockholder's percentage voting power for persons who do not purchase additional shares to maintain their pro rata interest.

     We have no arrangements, agreements, understandings or plans at the present time for the issuance or use of the additional shares of common stock proposed to be authorized except in connection with the proposed private placement financing and the possible exercise of outstanding options and the grant of additional options under the Company's stock option plan. We do not intend to issue any common stock except on terms which we deem to be in the best interests of Iceberg Corporation of America and our stockholders.

     We believe that it is in our best interests and that of our stockholders to increase the number of authorized shares of common stock in order to have additional authorized but unissued shares available for issuance to facilitate fundraising efforts and to meet business needs as they arise.

     The Board of Directors recommends a vote in favor of the increase on the authorized share capital.



                     ADOPTION OF NEW BY-LAWS

     It is proposed that the shareholders approve the adoption of new by-laws.

     The original by-laws of the Company were designed when there was very little activity being carried on. With current fundraising efforts, there will be a need to add directors to the Board. The new by-laws, attached hereto as Appendix C, will allow for an increase in our Board plus bring the by-laws in line with current rules and regulations required by U.S. public companies.

     The Board of Directors recommends the adoption of new by-laws.


                       PRIVATE PLACEMENT

     As part of ongoing efforts to finance operations of the Company, the Board of Directors has approved a plan to issue capital stock and/or convertible debentures to a group of investors who have agreed to invest US$500,000 in exchange for stock and/or notes, which, if converted, would result in the investors owning approximately 30% (post-dilution) of the issued and outstanding common stock of the Company.

     This money will be used to maintain operations and to develop new business plans with related financings for the water, spirits and beer businesses in the U.S.A. These business plans and financings should be completed by March 31, 2001.

     The Board of Directors recommends a vote in favor of the private placement.


           OTHER MATTERS ARISING AT THE ANNUAL MEETING

     The matters referred to in the Notice of Annual Meeting and described in this Information Statement are, to the knowledge of the Board of Directors, the only matters that will be presented for consideration at the Annual Meeting.

  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of Common Stock as of December 29, 2000, by each shareholder known to the Company to own beneficially more than five percent of the outstanding Common Stock, each current director, and all executive officers and directors as a group, based on information provided to the Company by such persons. Except as otherwise stated, each such person has sole investment and voting power with respect to the shares set forth in the table:

Name and Address       Amount and Nature of       Percent of
of Beneficial Owner    Beneficial Ownership (1)   Total (2)
-------------------    --------------------       ------------
COMMON

Paul Benson                   730,958 (3)              6.8%
President, Chief
Executive Officer and
Chairman of the Board
10 Grant Place
St. John's, NF A1E 4Y6

Ronald Stamp                  675,054 (4)              6.3%
Vice President
and Director
156 Portugal Cove Road
St. John's, NF A1B 4H9

Maurice Murphy                669,140                  6.2%
Vice President
and Director
Box 50824, SS #3
St. John's, NF A1B 4M2

Lewis Stoyles                 194,018                  1.8%
Chief Financial Officer
and Director
119 Rennies Mill Road
St. John's, NF A1B 2P2

John C. Kleinert            1,969,226                 18.2%
Director
48 South Franklin Turnpike
Ramsey, NJ 07446

All Executive Officers      4,238,396                 39.2%
and Directors as a Group
(5 persons)


SPECIAL COMMON

James J. Smyth              4,284,517                 39.7%
Trustee


-----------------

(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and unless otherwise indicated, represents shares for which the beneficial owner has sole voting and investment power. The percentage of class is calculated in accordance with Rule 13d-3.

(2) Applicable percentage of ownership is based on 6,514,423 shares of our common stock, which were outstanding on December 29, 2000, plus, for each person or group, any securities that person or group has the right to acquire within sixty (60) days pursuant to options, warrants and conversion of 4,284,517 Preferred Exchangeable Stock.

(3) Includes options to purchase 250,000 shares of our common stock and which has vested and is exercisable.

(4) Includes 4,194 shares owned by Mr. Ronald Stamp's wife,
Beverly Anne Butters. Mr. Stamp disclaims beneficial ownership as to such securities.

-----------------


                  INTERESTED PARTY TRANSACTIONS

     Since our inception, there have not been any material transactions between us and any of our officers and directors, except as set forth herein and no additional transactions are presently contemplated.


                      SHAREHOLDER PROPOSALS

     A shareholder who wishes to present a proposal for action at our 2001 Annual Meeting of Shareholders must submit such proposal to us, and such proposal must be received by us, no earlier than ----- and no later than ----------.


              SECTION 16(a) REPORTING DELINQUENCIES

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who beneficially own more than ten percent (10%) of a registered class of our equity securities, to file with the U.S. Securities and Exchange Commission (the "SEC") and the NASD Market reports of ownership and changes in ownership of our common stock and other equity securities. Executive officers, directors, and greater than ten percent (10%) beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) reports that they file. Based solely upon a review of the copies of such reports furnished to us or written representations that no other reports were required, we believe that, during fiscal year 2000, all filing requirements applicable to our executive officers, directors, and greater than ten percent (10%) beneficial owners were met.


                   ANNUAL REPORT ON FORM 10-KSB

     We are providing the Form 10-KSB as part of our Annual Report to each person entitled to receive this Information Statement. We do not undertake to furnish without charge copies of all exhibits to our Form 10-KSB, but will furnish any exhibit upon the payment of Twenty Cents ($0.20) per page or a minimum charge of Five Dollars ($5.00). Such written requests should be directed to Lewis Stoyles, Chief Financial Officer, Iceberg Corporation of America, P.O. Box 8251, St. John's, NF A1B 3N4. Each such request must set forth a good faith representation that, as of December 29, 2000, the person making the request was a beneficial owner of securities entitled to vote at the Annual Meeting. We incorporate herein the Annual Report by reference.

                              By Order of the Board of Directors,



                              Paul Benson
                              Chairman

December, 2000

               WHERE YOU CAN FIND MORE INFORMATION

     We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read our SEC filings over the Internet at the Commission's website at http://www.sec.gov. You may also read and copy documents at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549 or at its regional offices located at 7 World Trade Center, Suite 1300, New York, New York 10048 and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Please call the Commission at 1-800-SEC-0330 for further information on the public reference rooms.

     Our common stock is listed on the National Association of Securities Dealers' Over-The-Counter Bulletin Board and reports, proxy statements and other information concerning us also can be inspected at the offices of The Nasdaq-Amex Stock Market, Inc. at 1735 K Street, N.W., Washington, D.C. 20006-1500.


              INFORMATION INCORPORATED BY REFERENCE

     The Commission allows us to provide information about our business and other important information to you by "incorporating by reference" certain information into this information statement. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this document, except for any information superseded by information in this document.

     We are incorporating by reference the following items contained in our Annual Report on Form 10-K for the fiscal year ended June 30, 2000:

     Item 2.   Management's Discussion and Analysis of Financial
               Condition and Results of Operations;
     Part F/S  Financial Statements.

     In addition, we are incorporating by reference our Quarterly
Report on Form 10-Q for the period ended September 30, 2000.

     You may already have received some of the documents incorporated by reference, but you can obtain any of them from us or the SEC or the SEC's Internet World Wide Web site described above. Documents that may be incorporated by reference after the date of this information statement are available from us as described above. You may obtain documents incorporated by reference in this information statement by requesting them in writing or by telephone at the following addresses:

                  Iceberg Corporation of America
                          P.O. Box 8251
                      St. John's, NF A1B 3N4
                          (709) 739-5731
        Attention: Lewis Stoyles, Chief Financial Officer


     If you would like to request documents from us, please do so by January __, 2001 to receive them before the amendments become effective. If you request any incorporated documents from us, we will mail them to you by first class mail, or other equally prompt means, within one business day of our receipt of your request.

                                                       APPENDIX A

                         WRITTEN CONSENT

                                                       APPENDIX B

                     CERTIFICATE OF AMENDMENT

                                OF

                    ARTICLES OF INCORPORATION

                                OF

                  ICEBERG CORPORATION OF AMERICA



     The undersigned, being the Chairman and President of Iceberg Corporation of America, a Nevada Corporation, hereby certify that by majority vote of the Board of Directors and majority vote of the stockholders taken by written consent, it was voted that this CERTIFICATE AMENDING ARTICLES OF INCORPORATION be filed.


     RESOLVED that Article VI is hereby amended to read as follows:


     Article VI is hereby amended to read in full as follows:

     "A. The aggregate number of shares which this Corporation shall have authority to issue is One Hundred Million (100,000,000) shares of common stock at $.0001 par value per share and Five Million (5,000,000) shares of special common stock at $.0001 par value per share shall be authorized. Upon the amendment of this Article to read as hereinabove set forth, each outstanding share shall be deemed to be shares of common stock.

      B. The special common stock shall be convertible at the option of the respective holders of the shares thereof, at any time, and into fully paid non-assessable common shares of the corporation at the rate of one common share for each one- and seven-tenth special common share so surrendered for conversion.

     C. The number of common shares into which the special common shares may be converted shall be subject to adjustment from time to time in certain cases as follows:

               (i)  If the corporation shall combine its
          outstanding common shares or smaller number of shares without subdividing or continuing the special common shares in like proportion, then in each such case the number of shares into which the special common shares may be converted shall be increased in the same proportion;

               (ii) If the corporation shall set a record date for the purpose of entitling the holders of its common shares to receive a dividend or other distribution payable in common shares or securities convertible into or exchangeable. for common shares, then in each such case, the maximum number of common shares issuable in payment of the dividend or distribution or upon conversion or in exchange for the securities convertible into or exchangeable. for common shares, shall be deemed to have been issued and to be outstanding as the record date, and in each such case, the number of common shares into which the special common shares may be converted shall be increased in proportion to the increase, through the dividend or distribution, of the number of outstanding common shares.

     D. The corporation shall at all times reserve and keep available out of its authorized but non-issued common shares the full number of common shares deliverable upon the conversion of all of the then outstanding special common shares, and shall take all action and obtain all permits or orders that may be necessary to enable the corporation lawfully to issue common shares upon the conversion of the special common shares.

     E. The holders of the common shares and the special common shares shall equally have and possess the exclusive right to notice of shareholders' meetings and the exclusive voting rights and powers to vote upon the 'election of directors or upon any other matter.

     F. No special common shares of the corporation which have been converted by the corporation after the original issuance thereof shall ever again be reissued, and all such shares so converted shall cease to be a part of the authorized shares of the corporation. Further, any special common shares which have not been issued on or before June 30, 1999, shall-cease to be part of the authorized shares of the corporation."


     The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 10,798,940; that the said change(s) and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.


/s/ Paul Benson, President


/s/ Lewis Stoyles, Secretary

                                                       APPENDIX C



                            BY-LAWS
                               OF
                 ICEBERG CORPORATION OF AMERICA


                            ARTICLE I

                             OFFICES

     Section 1. PRINCIPAL OFFICE. The principal office for the transaction of business of the corporation shall be fixed or may be changed by approval of a majority of the authorized
Directors, and additional offices may be established and maintained at such other place or places as the Board of Directors may from time to time designate.

     Section 2. OTHER OFFICES. Branch or subordinate offices nay at any time be established by the Board of Directors at any place or places where the corporation is qualified to do business.

                            ARTICLE II

                      DIRECTORS - MANAGEMENT

     Section 1.     RESPONSIBILITY OF BOARD OF DIRECTORS.
Subject to the provisions of applicable law and to any limitations in the Articles of Incorporation - -,-.of the corporation relating to action required to be approved by the shareholders, or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors. The Board may delegate the 'management of the day-to-day operation of the business of the corporation to an executive committee or others, provided that the business and affairs of the corporation shall be managed and all 'corporate powers shall be exercised under the ultimate direction of the Board.

     Section 2. STANDARD OF CARE. Each Director shall perform the duties of a Director, including the duties as a member of any committee of the Board upon which the Director -may serve, in good faith, in a manner such Director believes to be in the best interests of the corporation, and with such care, including reasonable inquiry as an ordinary prudent person in a like position would use under similar circumstances.

     Section 3. NUMBER AND QUALIFICATION OF DIRECTORS. The authorized number of Directors shall be not less than one (1) and not more than fifteen (13) until changed by a duly adopted amendment to the Articles of Incorporation or by an amendment to this by-law adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote. The actual number of directors between one (1) and fifteen (15) shall be fixed by resolution of the entire Board of Directors duly adopted.

     Section 4. ELECTION AND TERM OF OFFICE OF DIRECTORS. Directors shall be elected at each annual meeting of the Share holders to hold office until the next annual meeting. Each Director, including a Director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

     Section 5. VACANCIES. Vacancies in the Board of Directors may be filled by a majority of the remaining Directors, though less than a quorum, or by a sole remaining Director, except that a vacancy created by the removal of a Director by the vote or written consent of the Shareholders or by court order may be filled only by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of holders of a majority of the outstanding shares entitled to vote. Each Director so elected shall hold office until the next annual meeting of the Shareholders and until a successor has been elected and qualified.

     A vacancy or vacancies in the Board of Directors shall be deemed to exist in the event of the death,. resignation, or removal of any Director, or if the Board of Directors by resolution declares vacant the office of a Director who has been declared of unsound mind by an order of court or convicted of a felony or it the authorized number of Directors is.. increased, or if the Shareholders fail, at any meeting of shareholders at which any Director or Directors are elected, to elect the. number of Directors to be voted for at that meeting.

     The Shareholders may elect a Director or Directors at any time to fill any vacancy or vacancies not filled by the Directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote.

     Any Director may resign effective on giving written notice to the Chairman of the Board, the President, the Secretary, or the Board of Directors, unless the notice specifies a later time for that resignation to become effective. if the resignation -of a Director is effective at a future time, the Board of Directors may elect a successor to take office when the resignation becomes effective.

     No reduction of the authorized number of Directors shall have the affect of removing any Director before that Directors' term of off ice expires.

     Section 6. REMOVAL OF DIRECTORS. Subject to applicable law, the entire Board of Directors or any individual Director may be removed from off ice. In such case, the remaining Board members may elect a successor Director to f ill such vacancy for the remaining unexpired term of the Director so removed.

     Section 7. NOTICE, PLACE AND MANNER OF MEETINGS. Meetings of the Board of directors may be called by the Chairman of the Board, or the President, or any Vice President, or the Secretary, or any two (2) Directors and shall be held at the principal executive office of the corporation, unless some other place is designated in the notice of the meeting. Members of the Board may participate in a meeting through use of a conference telephone or similar communications equipment so long as all members participating in such a meeting can hear one another. Accurate minutes of any meeting of the Board or any committee thereof, shall be maintained by the secretary or other Officer designated for that purpose.

     Section 8. ORGANIZATIONAL MEETINGS. The organizational meetings of the Board of Directors shall be held immediately following the adjournment of the Annual Meetings of the Shareholders.

     Section 9. OTHER REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held at the corporate offices, or such other place as may be designated by the Board of Directors, as follows:

          Time of Regular Meeting: 9:00 A.M.
          Date of Regular Meeting:

     If said day shall fall upon a holiday, such meetings shall be held on the next succeeding business day. -thereafter. No notice need be given of such regular meetings.

     Section 10.    SPECIAL MEETINGS - NOTICES - WAIVERS.
Special meetings of the Board may be called at any time by the President or, if he or she is absent or unable or refuses to act, by any Vice President or the Secretary or by any two (2)
Directors, or by one (1) Director if only one is provided.

     At least forty-eight (48) hours notice of the time and place of special meetings shall be delivered personally to the Directors or personally communicated to them by a corporate officer by telephone or telegraph. If the notice is sent to a Director by letter, it shall be addressed to him or her at his or her address as it is shown upon the records of the corporation, or it is not so shown on such records or if not readily ascertainable, at the place in which the meetings of the Directors are regularly held. In case such notice is mailed, it shall be deposited in the United States mail, postage prepaid, in the place in which the principal executive officer of the corporation is located at least four (4) days prior to the time of the holding of the meeting. Such mailing, telegraphing, telephoning or delivery as above provided shall be due, legal and personal notice to such Director.

     When all of the Directors are Present at any directors meeting, however called or noticed, and either (i) sign a written consent thereto on the records of such meeting, or, (ii) if a majority of the Directors is present and if those not present sign a waiver of notice of such meeting or a consent to holding the meeting or an approval of the minute thereof, whether prior to or after the holding of such meeting, which said waiver, consent or approval shall be filed with the Secretary of the corporation, or, (iii) if a Director attends a meeting without notice but without protesting, prior thereto or at its commencement, the lack of notice, then the transactions thereof are as valid as if had at a meeting regularly called and noticed.

     Section 11. DIRECTORS' ACTION BY UNANIMOUS WRITTEN CONSENT. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting and with the same force and effect as if taken by a unanimous vote of Directors, if authorized by a writing signed individually or collectively by all members of the Board. Such consent shall be filed with the regular minutes of the Board.

     Section 12. QUORUM. A majority of the number of Directors as fixed by the Articles of Incorporation or By-Laws shall be necessary to constitute a quorum for the transaction, of business, and the action of a majority of the Directors present at any meeting at which there 'is a quorum, when duly assembled, is valid as a corporate act, provided that a minority of the Directors, in the absence of a quorum, may adjourn from time' to time, but may not transact any business. A meeting at which a quorum is initially present may continue to transact business, notwithstanding the withdrawal of Directors, if any action taken is approved by a majority of the required quorum for such meeting.

     Section 13. NOTICE OF ADJOURNMENT. Notice of the time and place of holding an adjourned meeting need not be given to absent Directors if the time and place be fixed at the meeting adjourned and held within twenty-four (24) hours,, but if adjourned more than twenty-four (24) hours, notice shall be given to all Directors not present at the time of the adjournment.

     Section 14. COMPENSATION OF DIRECTORS. Directors, as such, shall not receive any stated salary for their services, but by resolution of the Board a fixed sum and expense of attendance, if any, may be allowed for attendance at each regular and special meeting of the Board; provided that nothing herein contained shall be construed to preclude any Director from serving the corporation in any other capacity and receiving compensation therefor.

     Section 15. COMMITTEES. Committees of the Board may be appointed by resolution passed by a majority of the whole Board. Committees shall be composed of two (2) or more members of the Board and shall have such powers of the Board as may be expressly delegated to it by resolution of the Board of Directors, except those powers expressly made non-delegable by applicable law.

     Section 16. ADVISORY DIRECTORS. The Board of Directors from time to time may elect one or more persons to be Advisory Directors who shall not by such appointment be members of the Board of Directors. Advisory Directors shall be available from time to tire to perform special assignments specified by the President, to attend meetings of the Board of Directors upon invitation and to furnish consultation to the Board. The period during which the title shall be held may be prescribed by the Board of Directors. If no period is prescribed, the title shall be held at the pleasure of the Board.

     Section 17. RESIGNATIONS. Any Director may resign, effective upon giving written notice to the Chairman of the Board, the President, the Secretary or the Board of Directors of the Corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor ray be elected to take office when the resignation becomes effective.


                           ARTICLE III

                             OFFICERS

     Section 1. OFFICE. The Officers of the corporation shall be a President, a Secretary, and a Chief Financial Officer. The corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, one or more vice Presidents, one or more Assistant Secretaries, or one more Assistant Trea-

surers, and Such other Officers as may be appointed in accordance with the provisions of Section 3 of this Article. Any number of offices may be hold by the same person.

     Section 2. ELECTION. The Officers of the corporation, except such Officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article, shall be chosen annually by the Board of Directors, and each shall hold office until he or she shall resign or shall be removed or otherwise disqualified to serve or a successor shall be elected and qualified.

     Section 3. SUBORDINATE OFFICERS. The Board of Directors may appoint such other Officers as the lousiness of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided by the By-Laws or as the Board of Directors may from time to time determine.

     Section 4. REMOVAL AND RESIGNATION OF OFFICERS. Subject to the rights, if any, of any Officer tinder any contract of employment,, any officer may be removed, either with or without cause, by the Board of Directors, at any regular or special meeting of the Board, or except in case of an Officer chosen by the Board of Directors by any Officer upon whom such power of removal may be conferred by the Board of Directors.

     Any Officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the Officer is a party.

     Section 5. VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filed in the manner prescribed in the By-Laws for regular appointment to that office.

     Section 6. CHAIRMAN OF THE BOARD. The chairman of the Board, if such an officer be elected shall, if present, preside at meetings of the Board of Directors and exercise and perform such other powers and duties as may be from time to time assigned by the Board of Directors or prescribed by the By-Laws. If there is no President, the Chairman of the Board shall in addition be the Chief Executive officer of the corporation and shall have the powers and duties prescribed in Section 7 of this Article.

     Section 7. PRESIDENT/CHIEF EXECUTIVE. Subject to such supervisory powers, if any as may be given by the Board of Directors to the Chairman of the Board,, if there be such an Officers the President shall be the Chief Executive Officer of the corporation and shall subject to the control of the Board of Directors, have general supervision, direction and control of the business and Officers of the corporation. He or she shall preside at all meetings of the Shareholders and in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors. The President shall be ex officio a member of all the standing committees, including the Executive Committee, if any, and shall have the general powers and duties of management usually vested in the office of President of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or the By-Laws.

     Section 8. VICE-PRESIDENT. In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to, all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or the By-Laws.

     Section 9. SECRETARY. The Secretary shall keep, or cause to be kept, a book of minutes at the principal office or such other Place as the Board of Directors may order, of all - meetings of Directors and Shareholders, with the time and place of holding, whether regular or special, and if special, how authorized, the notice thereof given, the names of those present at Directors' Meetings, the number of shares present or represented at shareholders, meetings and the proceedings thereof.

     The Secretary shall keep, or cause to be kept, at the principal office or at the office of the corporation's transfer agent, a share register, or duplicate share register showing the names of the Shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same,, and the number and date of cancellation of every certificate surrendered for cancellation.

     The Secretary shall give, or cause to be given, notice of all the meetings of the Shareholders and of the Board of Directors required by the By-Laws or by law to be given. He or she shall keep the seal of the corporation in safe custody, and shall have such other powers and perform such other duties as nay be prescribed by the Board of Directors or by the By-Laws.

     Section 10. CHIEF FINANCIAL OFFICER. The Chief Financial officer shall keep and maintain, or cause to be kept and maintained in accordance with generally accepted accounting principles, adequate and correct account of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, earnings (or surplus) and shares. The books of accounts shall at all reasonable tines be open to inspection by any Director.

     This Officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such deposits as may be designated by the Board of Directors. He or she shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the President and Directors, whenever they request it, an account of all of his or her transactions and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the By-Laws.


                            ARTICLE IV

                      SHAREHOLDERS MEETINGS

     Section 1. PLACE OF MEETINGS. All meetings of the Shareholders shall be held at the principal executive office of the corporation unless some other appropriate and convenient location be designated for that purpose from time to time by the Board of Directors.

     Section 2.     ANNUAL MEETINGS.  The annual meetings of the
Shareholders shall be held, each year, at the time and on the day following:

          Time of Meeting: 11:00 A.M.
          Date of Meeting: November 15

     If this day shall be a legal holiday, then the meeting shall be held an the next succeeding business day, at the same hour. At the annual meeting, the Shareholders shall elect a Board of Directors, consider reports of the affairs of the corporation and transact such other business as may be properly brought before the meeting.

     Section 3. SPECIAL MEETINGS. Special meetings of the Shareholders may be called at any time by the Board of Directors, the chairman of the Board, the President, a Vice President, the secretary, or by one or more Shareholders holding not less than one-tenth (1/10) of the voting power of the corporation. Except as next provided, notice shall be given as for the annual meeting upon receipt of a written request addressed to the Chairman, President Vice President, or Secretary, mailed or delivered personally to such officer by any person (other than the Board) entitled to call a special meeting of Shareholders, such Officer shall cause notice to be given, to the Shareholders entitled to vote, that a meeting will be held at a time requested by the person or persons calling the meeting, not less than thirty-five
(35) nor more than sixty (60) days after the receipt of such request. If such notice is not given within twenty (20) days after receipt of such request, the persons calling the meeting may give notice thereof in the same manner provided by these By-Laws.

     Section 4. NOTICE OF MEETINGS - REPORTS. Notice of meetings, annual or special, shall be given in writing not less than ton (10) nor more than sixty (60) days before the date of the meeting to Shareholders entitled to vote thereat. Such notice shall be given by the Secretary or the Assistant Secretary, or if there be no such Officer, or in the case of his or her neglect or refusal, by any Director or Shareholder.

     Such notices or any reports shall be given personally or by mail and shall be sent to the shareholder's address appearing on the books of the corporation, or supplied by him or her to the corporation for the purpose of the notice.

     Notice of any meeting of Shareholders shall specify the place, the day and the hour of meeting, and (1) in case of a special meeting, the general nature of the business to be transacted and no other business may be transacted, or (2) in the case of an annual meeting, those matters which Board at date of nailing, intends to present for action by the Shareholders. At any meetings where Directors are to be elected notice shall include the names of the nominees, if any, intended at date of notice to be presented by management for election.

     If a Shareholder supplies no address, notice shall be deemed to have been given if mailed to the place where the principal executive office of the corporation is situated, or published at least once in some newspaper of general circulation in the County of said principal office.

     Notice shall be deemed given at the time it is delivered personally or deposited in the mail or sent by other means of written communication The Officer giving such notice or report shall prepare and file an affidavit or declaration thereof,

     When a meeting is adjourned for forty-five (45) days or more, notice of the adjourned meeting shall be given as in case of an original meeting. Save, as aforesaid, it shall not be necessary to give any notice of adjournment or of the business to be transacted at an adjourned meeting other than by announcement at the Meeting at which said adjournment is taken.

     Section 5. WAIVER OF NOTICE OR CONSENT BY ABSENT SHARE-HOLDERS. The transactions of any meeting of shareholders however called and notice, shall be valid as through )lad at a meeting duly held after regular call and notice, if a quorum-be present either in person or by proxy, and if, either before or after the meeting each of the Shareholders entitled to vote, not present in person or by proxy, sign a written waiver of notice, or a consent to the holding of such meeting -or an approval shall be filed with the corporate records or '*made a part of the minutes of the meeting. Attendance shall constitute a waiver of notice, unless objection shall be made as provided in applicable law.

     Section 6. SHAREHOLDERS ACTING WITHOUT A MEETING - DIRECTORS. Any action which may be taken at a meet in of the shareholders may be taken without a meeting or notice of meeting if authorized by a writing signed by all of the Shareholders entitled to vote at a meeting for such purpose, and filed with the Secretary of the corporation', provided, further, that while ordinarily Directors can be elected by unanimous written consent, if the Directors fail to fill a vacancy, then a Director to fill that vacancy may be elected by the written consent of persons holding a majority of shares entitled to vote for the election of Directors.

     Section 7. OTHER ACTIONS WITHOUT A MEETING. Unless otherwise Provided for under applicable law or the Articles of Incorporation, any action which may be taken at any annual or spacial meeting of shareholders may be taken without a meeting and without Prior notice, if a consent in writing, setting forth the action so taken, signed by-the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize to take such action at a meeting at which all shares entitled to vote thereon were present and voted.

     Unless the consents of all Shareholders entitled to Vote have been Solicited in writing,

          (1) Notice of any Shareholder approval without a meeting by less than unanimous written consent shall be given at least ten (10) days before the consummation of the action authorized by Such approval, and

          (2) Prompt notice shall be given of the taking of any other corporate action approved by Shareholders without a meeting be less than unanimous written consent, to each of those Shareholders entitled to vote who have not consented in writing.

     Any Shareholder giving a written consent, or the Shareholder's proxyholders, or a transferee of the shares of a personal representative of the Shareholder or their respective proxyholders, may revoke the consent by a writing received. by the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the Secretary of the corporation, but may not do so thereafter. such revocation is effective upon its receipt by the Secretary of the corporation.

     Section 8. QUORUM. The holder of a majority of the shares entitled to vote thereat, present in person, or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided by law,.by the Articles of Incorporation, or by these, By-Laws. If, however, such majority shall not be present or represented at any meeting of the Shareholders, the shareholders entitled to vote thereat, present in person, or by proxy, shall have the power to adjourn the meeting from time to time, until the requisite amount of voting shares shall be present. At such adjourned meeting at which the requisite amount of voting shares shall be represented, any business may be transacted which might have been transacted at a meeting as originally notified.

     If a quorum be initially present, the Shareholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum, if any action taken is approved by a majority of the Shareholders required to initially constitute a quorum.

     Section 9. VOTING. Only persons in whose names shares entitled to vote stand an the stock records of the corporation an the day of any meeting of Shareholders* unless some other day be fixed by the Board of Directors f or the determination of Shareholders of record, and then on such other day, shall be entitled to vote at such meeting.

     Provided the candidate's name has been placed in nomination prior to the voting and one or more Shareholders has given notice at the meeting prior to the voting of the Shareholder's intent to cumulate the Shareholder's votes, every Shareholder entitled to vote at any election for Directors of any corporation for profit may cumulate their votes and give one candidate a number of votes equal to the number of Directors to be elected multiplied by the number of votes to which his or her shares are entitled to, or distribute his or her votes on the same principle among as many candidates as he or she thinks fit.

     The candidates receiving the highest number of votes up to the number of Directors to be elected are elected.

     The Board of Directors may fix a time in the future not exceeding thirty (30) days preceding the date of any meeting of Shareholders or the date fixed for the payment of any dividend or distribution or for the allotment of rights, or when any change or conversion or exchange of shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of and to vote at any such meeting, or entitled to receive any such dividend or distribution, or any allotment of rights or to exercise the rights in respect to any such change, conversion or exchange of shares. In such case only Shareholders of record on the date so fixed shall be entitled to notice of and to vote at such meeting, to receive such dividends,. distribution -or allotment of rights, or to exercise such rights, as the case may be notwithstanding any transfer of any share on the books of the corporation after any record date fixed as aforesaid.- The Board of Directors may close the books of the corporation against transfers of shares during the whole or any part of such period.

     Section 10. PROXIES. Every Shareholder entitled to vote, or to execute consents, may do so, either in person or by written proxy, executed in accordance with the provisions of applicable law filed with the Secretary of the corporation.

     Section 11. ORGANIZATION. The President, or in the absence of the President, any Vice President, shall call the meeting of the Shareholders to order, and shall act as Chairman of the meeting. In the absence of the President and all of the Vice Presidents, shareholders shall appoint a Chairman for such meeting. The Secretary of the corporation shall act as Secretary of all meetings of the Shareholders, but in the absence of the Secretary at any Meeting of the Shareholders, the presiding Officer may appoint any person to act as Secretary of the meeting.

     Section 12. INSPECTORS OF ELECTION. In advance of any meeting of Shareholders, the Board of Directors may, if they so elect, appoint inspectors of election to act at such meeting or any adjournment thereof. If inspectors of election be not so appointed, or if any persons so appointed fail to appear or refuse to act, the chairman of any such meeting may, and on the request of any Shareholder or his or her proxy shall, make such appointment at the meeting in which case the number of inspectors shall be either one (1) or three (3) as determined by a majority, of the Shareholders represented at the meeting.


                            ARTICLE V

               CERTIFICATES AND TRANSFER OF SHARES

     Section 1. CERTIFICATES FOR SHARES. Certificates for shares shall be of such form and device as the Board of Directors may designate and shall state the name of the record holder of the shares represented thereby; its number; date of issuance; the number of shares for which it is issued; a statement of the rights, privileges preferences and restriction, if any; a statement as to the redemption or conversion, if any; a statement of liens or restrictions upon transfer or voting, if any; if the shares be assessable or, if assessments are collectible by personal action, a plain statement of such facts.

     All certificates shall be signed in the name of the corporation by the Chairman of the Board or Vice Chairman of the Board or the President or Vice President and by the Chief
Financial Officer or an Assistant Treasurer or the Secretary or any Assistant Secretary, certifying the number of shares and the class or series of shares owned by the Shareholder.

     Any or all of the signatures on the certificate may be facsimile. In case any Officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed on a certificate shall have ceased to be that Officer, transfer agent, or registrar before that certificate is issued, it may be issued by the corporation with the same effect as if that person were an Officer, transfer agent, or registrar at the date of issuance.

     Section 2. TRANSFER ON THE BOOKS. Upon surrender to the Secretary or transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     Section 3. LOST OR DESTROYED CERTIFICATES. Any person claiming a certificate of stock to be lost or destroyed shall make an affidavit or affirmation of that fact and shall, if the Directors so require, give the corporation a bond of indemnity, in form and with one or more sureties satisfactory to the Board, in at least double the value of the stock represented by said certificate, whereupon a new certificate may be issued in the same tender and for the same number of shares as the one alleged to be lost or destroyed.

     Section 4. TRANSFER AGENTS AND REGISTRARS. The Board of Directors may appoint one Or more transfer agents or transfer clerks, and one or more registrars which shall be an incorporated bank or trust company, either domestic or Foreign, who shall be appointed at such times and places as the requirements of the corporation may necessitate and the Board of Directors may designate.

     Section 5. CLOSING STOCK TRANSFER BOOKS - RECORD DATE. In order that the corporation may determine the shareholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect to any other lawful action, the Board may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days prior to the date of such meeting nor more than sixty (60) days prior to any other action.

     If no record date is fixed; the record date for determining Shareholders entitled to notice of or to vote at a meeting of Shareholders shall be at the close of business on the business day next preceding the day on which notice is given or if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held, The record date for determining Shareholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board is necessary, shall be the day ion which the first written consent is given.

     The record date for determining Shareholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto, or the sixtieth
(60th) day prior to the date of such other action, whichever is later.


                            ARTICLE VI

                  RECORDS - REPORTS - INSPECTION

     Section 1. RECORDS. The corporation shalt maintain, in accordance with generally accepted accounting principles, adequate and correct accounts, books and records of its business and properties. All of such books, records and accounts shall be kept at its principal executive office as fixed by the Board of Directors from time to time.

     Section 2. INSPECTION OF BOOKS AND RECORDS. All books and records shall be open to inspection of the Directors and Shareholders from time to tine and in the manner provided under applicable law.

     Section 3. CERTIFICATION AND INSPECTION OF BY-LAWS. The original or a copy of these. By-Laws, as amended or Otherwise altered to date, certified by the Secretary, shall be kept at the corporation's principal executive office and shall be open to inspection by the Shareholders at all reasonable times during office hours.

     Section 4. CHECKS, DRAFTS, ETC. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as shall be determined from time to time by the Board of Directors.

     Section 5. CONTRACT, ETC. -- HOW EXECUTED. The Board of Directors, except as in the By-Laws otherwise provided, may authorize any Officer or officers, agent or agents, to enter into any contract or execute any instrument. in the name of and an behalf of the corporation. Such authority may be general or confined to specific instances. Unless so authorized by the Board of Directors, no Officer, agent or employee shall have any power or authority to bind the corporation by any contract or agreement, or to pledge its credit, or to render it liable or any purpose or to any amount except as may be provided under applicable law.


                          ARTICLE VII

                         ANNUAL REPORTS

     Section 1. REPORTS TO SHAREHOLDERS DUE DATE. The Board of Directors shall cause an annual report to be sent, to the Shareholders not later than one hundred twenty (120) days after the close of the fiscal or calendar year adopted by the corporation. This report shall be sent at least fifteen (15) days before the annual meeting of Shareholders to be held during the next fiscal year and in the manner specified in Section 4 of the Article IV of these By-Laws for giving notice to shareholders of the corporation.

     The annual report shall contain a balance sheet as of the end of the fiscal year and an income statement and statement of changes in financial position for the fiscal year, accompanied by any report of independent accountants or, if there is no such report, the certificate of an authorized officer of the corporation that the statements were prepared without audit from the books and records of the corporation.


                          ARTICLE VIII

                     AMENDMENTS To BY-LAWS

     Section 1. AMENDMENT BY SHAREHOLDERS. New By-Laws may be adopted or these By-Laws may be amended or repealed by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that if the Articles of Incorporation of the corporation set forth the number of authorized Directors of the corporation, the authorized number of Directors may be changed only by an amendment of the Article of Incorporation.

     Section 2. POWERS OF DIRECTORS. Subject to the right of the Shareholders to adopt, amend or repeal By-Laws I as provided in Section I of this Article VIII, and the limitations, if any, under law, the Board of Directors may adopt, amend or repeal any of these By-Laws other than a By-Law or amendment thereof changing the authorized number of Directors.

     Section 3. RECORD of AMENDMENTS. Whenever an amendment or new By-Lav is adopted, it shall be copied in the book of By-Laws with the original By-Laws, in the appropriate place. If any By-Law is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or written assent was filed shall be stated in said book.


                           ARTICLE IX

                         CORPORATE SEAL

     Section 1. SEAL. The corporate seal shall be circular in form, and shall have inscribed thereon the name of the corporation, the date and State of incorporation.


                           ARTICLE X

                         MISCELLANEOUS

     Section 1. REPRESENTATION OF SHARES IN OTHER CORPORATIONS. Shares of other corporations standing in the name of this corporation may be voted or represented and all incidents thereto :may be exercised on behalf of the corporation by the Chairman Of the Board, the President or any Vice President and the Secretary or an Assistant Secretary.

     Section 2. SUBSIDIARY CORPORATIONS. Shares of this corporation owned by a subsidiary, shall not be entitled to vote on any matter. A subsidiary for these purposes is defined as a corporation, the shares of which possessing more than 25% of the total combined voting power of all classes of shares entitled to vote, are owned directly or indirectly through one (1) or more subsidiaries.

     Section 3. INDEMNITY. Subject to applicable law, the corporation may indemnify any Director, Officer, agent or employee as to those liabilities and on those terms and conditions as appropriate. In any event, the corporation shall have the right to purchase and maintain insurance on behalf of any such persons whether or not the corporation would have the power to indemnify such person against the liability insured against.

     Section 4.     ACCOUNTING YEAR.  The accounting year of the
Corporation shall be fixed by resolution of the Board of Directors.